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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                        CENTRA FINANCIAL HOLDINGS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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

                        CENTRA FINANCIAL HOLDINGS, INC.

                             990 ELMER PRINCE DRIVE
                                  P.O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
                                 (304) 598-2000
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 19, 2001
                            ------------------------

     The Annual Meeting of Shareholders of Centra Financial Holdings, Inc. ("Centra") will be held on Thursday, April 19, 2001, at the offices of Centra Bank, Morgantown, West Virginia, at 4:30 p.m., local time, for the following purposes:

             1. To elect three directors, two to serve three-year terms and one to serve a two-year term;

             2. To ratify the board of directors' selection of Ernst & Young LLP as Centra's independent auditors for 2001; and

             3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders who are holders of record on March 19, 2001, may vote at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ DOUGLAS J. LEECH
                                          DOUGLAS J. LEECH
                                          President and
                                          Chief Executive Officer
Morgantown, West Virginia
March 21, 2001

     PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY. YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                NO.
                                                                ----
VOTING PROCEDURES AND REVOKING YOUR PROXY...................      1
  VOTING FOR DIRECTORS......................................      1
  VOTING FOR RATIFICATION OF AUDITORS.......................      1
  REVOKING YOUR PROXY.......................................      2
* ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)..............      2
  MANAGEMENT NOMINEES TO CENTRA'S BOARD.....................      2
  OTHER NOMINEES............................................      2
MANAGEMENT..................................................      3
  BOARD INFORMATION.........................................      3
     Number of Meetings.....................................      3
     Board Committees.......................................      3
     Report of the Audit Committee..........................      4
     Board Compensation.....................................      4
     Certain Transactions with Directors and Officers and
      Their Associates......................................      4
     Board Compensation Committee Report on Executive
      Compensation..........................................      5
  EXECUTIVE COMPENSATION AND OTHER INFORMATION..............      6
     Summary of Compensation................................      6
     Summary of Stock Options...............................      6
     Employment Agreement and Change of Control.............      7
     Ownership of Securities by Directors and Executive
      Officers..............................................      7
* RATIFICATION OF AUDITORS (ITEM 2 ON PROXY CARD)...........      7
FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
  COMMISSION................................................      8
OTHER INFORMATION...........................................      8
SHAREHOLDER PROPOSALS FOR 2001..............................      8

---------------
* Matters to be voted upon.

                        CENTRA FINANCIAL HOLDINGS, INC.
                             990 ELMER PRINCE DRIVE
                                  P.O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
                                 (304) 598-2000

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

     Centra's board of directors is soliciting proxies to vote Centra shares at the 2001 Annual Meeting of Shareholders. Shareholders will meet at 4:30 p.m., on Thursday, April 19, 2001, for the purposes stated in the accompanying Notice of Annual Meeting. On or about March 21, 2001, Centra began mailing this proxy statement to shareholders of record as of March 19, 2001. Shareholders as of March 19, 2001, may vote at the meeting.

     Please read this proxy statement carefully. You will find more information about Centra in our enclosed 2000 Annual Report to Shareholders and in the public documents we file with the Securities and Exchange Commission.

     Centra will pay for the board of directors' solicitation of proxies, and employees of Centra and its subsidiary may follow up on this written solicitation by telephone or other methods of communication.

     As of March 19, 2001, Centra had 50,000,000 authorized shares of common stock with 1,341,800 shares issued and outstanding.

                   VOTING PROCEDURES AND REVOKING YOUR PROXY

     If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares "FOR" the election of the two nominees as directors and "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Those who fail to return a proxy or attend the meeting will not count towards determining a quorum.

VOTING FOR DIRECTORS

     Directors are elected by a plurality of the shares voted. You may vote each share you own for each nominee. Alternatively, you may choose to vote cumulatively, a process explained below. Cumulative voting is applicable only to the election of directors.

     To vote cumulatively, you multiply the number of shares you own times the number of nominees, resulting in a cumulative total. You may vote your cumulative total for one nominee or divide it among both nominees in any proportion you choose. The following is an example of how cumulative voting works. If you own five shares and there are two nominees for director, you have a cumulative total of 10 votes. You may choose to vote all 10 votes for one nominee and not vote for the other nominee. Or, you may allocate five votes for one nominee and five votes for another nominee. Or, you may choose any other allocation of your cumulative total over all or part of the two nominees. If you vote your shares cumulatively by proxy, you must indicate how you wish to divide your cumulative total. Otherwise, the proxies will vote the cumulative total evenly or in a manner to elect as many of Centra's nominees as possible.

VOTING FOR RATIFICATION OF AUDITORS

     A favorable vote by a majority of shareholders of Centra common stock represented at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as independent auditors for 2001.

REVOKING YOUR PROXY

     You may revoke your proxy before it is voted at the Annual Meeting by:

          - notifying Centra in person;

          - giving written notice to Centra;

          - submitting to Centra a subsequently dated proxy; or

          - attending the meeting and withdrawing the proxy before it is voted.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Centra's bylaws provide that the board of directors can set the number of directors but also provide that the board of directors must have no less than six nor more than 30 directors. The board of directors has set the number of directors to serve in 2001 at six, which means that three directors will be elected at the 2001 Annual Meeting.

     Centra's articles of incorporation divide the board of directors into three classes, each of which serves for three years. The classes are to be approximately equal. Because of this arrangement, Centra has nominated two nominees for three-year terms and one nominee for a two-year term. Following the election, the three classes would be two directors in the class of 2002, two directors in the class of 2003, and two directors in the class of 2004.

MANAGEMENT NOMINEES TO CENTRA'S BOARD

                                    DIRECTOR    TERM
            NAME              AGE    SINCE     EXPIRES                      OCCUPATION
            ----              ---   --------   -------   ------------------------------------------------
Parry G. Petroplus..........  49      1999      2004     President, Petroplus & Associates (Real Estate)
Bernard G. Westfall.........  59      1999      2004     President and Chief Executive Officer, West
                                                         Virginia United Health Systems
James W. Dailey II..........  53        --      2003     President and Chief Executive Officer, W. Harley
                                                         Miller Contractors, Inc.

OTHER NOMINEES

     Centra's bylaws require that any nominations for election to the board of directors, other than those made by Centra, must be made by a shareholder. The nomination must be in writing and delivered or mailed to the president not less than 14 days nor more than 50 days prior to the meeting. However, if Centra gives less than 21 days' notice of the meeting, the nominations must be mailed or delivered to the president not later than the seventh day after the Notice of Annual Meeting was mailed.

     A shareholder nomination must include the:

          - name and address of the proposed nominee(s);

          - principal occupation of proposed nominee(s);

          - total shares to be voted for each proposed nominee;

          - name and address of the shareholder making the nomination; and

          - number of shares owned by the shareholder making the nomination.

     If a shareholder does not follow these nomination requirements, the chairman of the meeting does not have to accept the nomination. This means that unless these requirements are met, the shareholder's nominee(s) will not be included among the nominees for election and any votes for those nominees will not be counted.

                                   MANAGEMENT

     In addition to the nominees, the following are the directors and executive officers of Centra.

                                                      DIRECTOR    CLASS                PRINCIPAL OCCUPATION
           NAME           AGE        POSITION          SINCE     EXPIRES                 (PAST FIVE YEARS)
           ----           ---        --------         --------   -------    -------------------------------------------
  Douglas J. Leech......  46    Director, President     1999      2003      President, Southeast Region of Huntington
                                and CEO                                     National Bank (1998- 1999); President and
                                                                            Chief Executive Officer, Huntington
                                                                            National Bank (1997-1998); President and
                                                                            Chief Operating Officer, Huntington
                                                                            National Bank (1996-1997); President, North
                                                                            Central West Virginia Huntington National
                                                                            Bank (1995-1996); Executive Vice President
                                                                            and Chief Operating Officer, One Valley
                                                                            Bank of Morgantown, Inc. (1990-1995)
  Kevin D. Lemley.......  46    Vice President, CFO       --        --      Senior Vice President, Huntington National
                                and Treasurer                               Bank, West Virginia (Commercial Portfolio
                                                                            Manager/Manager of Statewide Commercial
                                                                            Lending) (1997-1999); Huntington National
                                                                            Bank, West Virginia, Chief Financial
                                                                            Officer (1987-1997)
  Timothy P. Saab.......  44    Vice President and        --        --      Vice President and Group Executive, Private
                                Secretary                                   Financial Group, Huntington National Bank
                                                                            (1996-1999); Senior Vice President,
                                                                            Huntington National Bank, West Virginia
                                                                            (1993-1996); Corporate Secretary,
                                                                            Huntington Bancshares West Virginia
                                                                            (1989-1996); Corporate Secretary,
                                                                            Huntington National Bank, West Virginia
                                                                            (1994-1997)
  Arthur Gabriel........  63    Director                1999      2002      Secretary/Treasurer, Gabriel Brothers, Inc.
                                                                            (Retail Sales)
  Milan Puskar..........  66    Director                1999      2002      Chairman, President and Chief Executive
                                                                            Officer, Mylan Pharmaceuticals, Inc.

BOARD INFORMATION

NUMBER OF MEETINGS

     The board of directors met 5 times in 2000. All of Centra's directors attended 75% or more of all board and committee meetings during 2000.

BOARD COMMITTEES

     AUDIT COMMITTEE. The audit committee is composed of independent directors for which information regarding the functions performed by the committee, its membership and the number of meetings held during the fiscal year is set forth in the "Report of the Audit Committee," included in this proxy statement. The audit committee is governed by a written charter approved by the board of directors. A copy of this charter is included in Appendix A.

     COMPENSATION COMMITTEE. The compensation committee has three members, consisting of Mark R. Nesselroad, Thomas P. Rogers and Bernard G. Westfall, and met 6 times in 2000. This committee administers Centra's 1999 Incentive Stock Option Plan and approves compensation levels for the executive management group of Centra and its subsidiary. Information regarding the functions performed by the committee in setting executive compensation is set forth in the "Board Compensation Committee Report on Executive Compensation."

     INVESTMENT COMMITTEE. The investment committee has three members, consisting of Arthur Gabriel, William Maloney and Mark R. Nesselroad, and met 12 times in 2000. This committee monitors and supervises the investments made by Centra.

     LOAN COMMITTEE. The loan committee has five members, consisting of Dr. Paul
F. Malone, Parry G. Petroplus, Thomas P. Rogers, Paul T. Swanson and Bernard G. Westfall, and met 17 times in 2000. This committee evaluates and approves/disapproves loans in excess of the lending authority designated for management.

     The board of directors does not have a nominating committee.

REPORT OF THE AUDIT COMMITTEE

     The audit committee oversees Centra's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity and disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Centra accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and Centra, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The committee discussed with Centra's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Centra's internal controls, and the overall quality of Centra's financial reporting. The committee held two meetings in 2000.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The committee and the board have also approved the selection of Centra's independent auditors.

                                          William Maloney, Chairman
                                          Robert E. Lynch, Jr.
                                          Rita D. Tanner

MARCH 1, 2001

     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless Centra specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

BOARD COMPENSATION

     Directors are not currently compensated in cash for regular or special board meetings or committee meetings attended, but the bank and the company intend to compensate directors in the future. Each of the 12 directors of the bank, which includes the five holding company directors, received 10-year options to purchase 2,000 shares of Centra Financial common stock for $10 per share in 2000.

CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS AND THEIR ASSOCIATES

     Centra and its banking subsidiary have, and expect to have, business transactions with directors, officers, principal shareholders and their associates. During 2000, all of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. Centra's management believes that these transactions did not involve more than the normal business risk of collection or include any unfavorable features.

     Directors Parry G. Petroplus and Milan Puskar are members, and each own approximately one-third, of Platinum Plaza Limited Liability Company, lessor of the premises that the bank occupies. In our opinion, the lease is on terms and conditions which are at least as favorable to the bank as would be offered by a non-affiliated third party. We base this opinion on two independent appraisals which the bank obtained.

     During 2000, the bank purchased real estate in Morgantown, West Virginia for its Waterfront office from Glenmark Associates, Inc., of which bank director Mark Nesselroad is a principal. In our opinion, the terms and conditions which are at least as favorable to the bank as would be obtained from a nonaffiliated third party. We base this information on two independent appraisals obtained by the bank.

     The bank has, and expects to continue to have, banking and other transactions in the ordinary course of business with its directors and officers and their affiliates, including members of their families or corporations, partnerships or other organizations in which officers or directors have a controlling interest, on substantially the same terms (including documentation, price, interest rates and collateral, repayment and amortization schedules and default provisions) as those prevailing at the time for comparable transactions with unrelated parties. Total loans outstanding from the bank at December 31, 2000, to Centra's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $10.8 million or 108% of total equity capital. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

     The bank is subject to a limit on the aggregate amount it can lend to its directors and officers as a group equal to its unimpaired capital and surplus (or, under a regulatory exemption available under certain circumstances to banks with less than $100 million in deposits, twice that amount). Loans to individual directors and officers must also comply with the bank's lending policies and statutory lending limits, and directors with a personal interest in any loan application will be excluded from the consideration of that loan application.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors establishes compensation policies, plans and programs to accomplish three objectives:

          - to attract and retain highly capable and well-qualified executives;

          - to focus executives' efforts on increasing long-term shareholder value; and

          - to reward executives at levels which are competitive with the marketplace for similar positions and consistent with the performance of each executive and of Centra.

     The committee meets at least annually, and otherwise when necessary, with the chief executive officer and the senior human resources executive to review and approve the compensation programs for executives. In determining the salary budget for 2000, and in fixing levels of executive compensation, the committee considered:

          - Centra's performance relative to its long-range goals and its peers; and

          - the relative individual performances of each executive.

     The compensation committee has determined that Centra's compensation is competitive with peer banks.

     The committee believes that shareholder value can be further increased by aligning the financial interests of Centra's key executives with those of its shareholders. Awards of stock options pursuant to Centra's Incentive Stock Option Plan ("ISOP") are intended to meet this objective and constitute the long-term incentive portion of executive compensation. Participation in the ISOP is specifically approved by the committee and consists of employees of Centra and its affiliate bank.

     Under the ISOP, the option price paid by the executive to exercise the option is the fair market value of Centra common stock on the day the option is granted. The executive may exercise the option any time within a 10-year period. The options gain value over that time only if the market price of Centra stock increases. The committee believes the ISOP focuses the attention and efforts of executive management and employees upon increasing long-term shareholder value. The committee awards options once each year to key executives and employees in amounts it believes are adequate to achieve the desired objective. The total number of shares available for award in each plan year is specified in the ISOP.

     The compensation committee determines total compensation for the chief executive officer in basically the same way as for other executives, recognizing that the chief executive officer has overall responsibility for the performance of Centra. Therefore, Centra's performance has a direct impact upon the chief executive officer's compensation. The base compensation of the chief executive officer in 2000 was based primarily on efforts to form the bank in 1999 and 2000 relative to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization.

     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless Centra specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

     The report is submitted by the compensation committee, which consists of the following individuals:

                                          Mark R. Nesselroad, Chairman
                                          Thomas P. Rogers
                                          Bernard G. Westfall

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF COMPENSATION

     The following table summarizes the compensation Centra paid its chief executive officer as of the end of 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                       -----------------------------------------------------
                                           ANNUAL COMPENSATION                 AWARDS            PAYOUTS
                                      ------------------------------   -----------------------   -------
                                                              OTHER                                            ALL OTHER
                                                 INCENTIVE   ANNUAL    RESTRICTED   SECURITIES               COMPENSATION
                                                  COMPEN-    COMPEN-     STOCK      UNDERLYING    LTIP     (INCLUDING 401(K)
                                       SALARY     SATION     SATION     AWARD(S)     OPTIONS     PAYOUTS       MATCHING
 NAME AND PRINCIPAL POSITION   YEAR     ($)         ($)        ($)        ($)          (#)         ($)      CONTRIBUTIONS)
 ---------------------------   ----   --------   ---------   -------   ----------   ----------   -------   -----------------
Douglas J. Leech,............  2000   $175,000      -0-      $13,208(1)    -0-       150,000       -0-          $7,922(2)
  President and Chief
    Executive Officer

---------

(1) Represents insurance provided to Mr. Leech via compensation.

(2) Represents Centra's matching portion of Mr. Leech's 401(k) contributions.

SUMMARY OF STOCK OPTIONS

     The following table lists Centra's grants during 2000 of stock options to the listed officers and all recipients of options under Centra's 1999 Incentive Stock Option Plan. The actual value, if any, an officer, director or other employee may realize depends on the amount by which the stock price is greater than the exercise price. The exercise price is the price the employee must pay to buy the shares, which is set at the fair market value of Centra's common stock on the date Centra granted the options. All granted options vest in periods ranging from immediately to four years and expire ten years from the date of grant. Centra did not award any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                 --------------------------------------------------------      VALUE AT ASSUMED
                                    NUMBER                                                   ANNUAL RATE OF STOCK
                                 OF SECURITIES       % OF                                      APPRECIATION FOR
                                  UNDERLYING     TOTAL OPTIONS                               TEN-YEAR OPTION TERM
                                    OPTIONS       GRANTED TO     EXERCISE OR                -----------------------
                                    GRANTED      EMPLOYEES IN    BASE PRICE    EXPIRATION       5%          10%
             NAME                     (#)         FISCAL YEAR     ($/SH)(1)       DATE         ($)          ($)
             ----                -------------   -------------   -----------   ----------   ----------   ----------
Douglas J. Leech...............     150,000          60.14           $10          2009       2,443,000    2,676,000

31 Optionees (including the one
  listed above)................     271,400          91.89           $10          2009       4,421,000    4,842,000

---------

(1) Plan participants may have Centra withhold their shares due upon exercise of an option to satisfy their required tax withholding obligations.

EMPLOYMENT AGREEMENT AND CHANGE OF CONTROL

     Centra and the bank have an employment agreement with Douglas J. Leech, chairman, president and chief executive officer of both Centra and the bank. Mr. Leech's agreement provides that he will serve as president and chief executive officer of Centra and the bank. The term of the agreement is five years unless extended. On each monthly anniversary date of the agreement, the agreement is automatically extended for one additional month, provided that on any monthly anniversary date either the bank or Mr. Leech may serve notice to the other to fix the term to a definite five-year period. The agreement provides for an initial base salary of $175,000, which amount may be increased if approved by the bank's board of directors. The agreement provides for severance payments in the event Mr. Leech is actually or constructively terminated without just cause. The agreement also has a change of control provision whereby Mr. Leech may voluntarily terminate employment up until 24 months after a change in control and will be entitled to receive any compensation due and not yet paid through the date of termination plus all compensation and benefits set forth in the agreement for a period of five years following such voluntary termination.

     The change of control provision is designed to secure Mr. Leech's continued service and dedication in the face of the perception that a change in control could occur, or an actual or threatened change of control occurs.

OWNERSHIP OF SECURITIES BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Centra's common stock that directors and executive officers own as of January 31, 2001.

                                                                   AMOUNT OF          PERCENT OF
NAME                                                          BENEFICIAL OWNERSHIP    OWNERSHIP
----                                                          --------------------    ----------
Douglas J. Leech............................................         50,750              4.22
Kevin D. Lemley.............................................         20,000              1.67
Timothy P. Saab.............................................          5,000              0.42
Arthur Gabriel..............................................          1,000              0.08
Parry G. Petroplus..........................................         10,000              0.83
Milan Puskar................................................         50,000              4.17
Bernard G. Westfall.........................................         20,000              1.67
                                                                    -------             -----
All directors and executive officers as a group (seven
  persons)..................................................        156,750             13.06
                                                                    =======             =====

                            RATIFICATION OF AUDITORS
                             (ITEM 2 ON PROXY CARD)

     The board of directors has selected the firm of Ernst & Young LLP to serve as independent auditors for Centra for 2001. Although the selection of auditors does not require shareholder ratification, the board of directors has submitted the appointment of Ernst & Young LLP to the shareholders for ratification. If the shareholders do not ratify the appointment of Ernst & Young LLP, the board of directors will consider the appointment of other independent auditors. Fees for the last annual audit were $23,700 and all other fees were $11,500, including audit-related services of $7,000, and non-audit services of $4,500. Audit-related services generally include fees for Securities and Exchange Commission registration statements and accounting.

     Ernst & Young LLP advised Centra that no member of that accounting firm has any direct or indirect material interest in Centra, or it subsidiary. A representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement and will respond to appropriate questions. The proxies will vote your proxy "FOR" the ratification of the selection of Ernst & Young LLP unless otherwise directed.

                        FORM 10-KSB ANNUAL REPORT TO THE
                       SECURITIES AND EXCHANGE COMMISSION

     Centra has included a copy of Form 10-KSB in this package.

                               OTHER INFORMATION

     If either of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of Centra, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the annual meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.

                         SHAREHOLDER PROPOSALS FOR 2001

     Any shareholder who wishes to have a proposal placed before the next annual meeting of shareholders must submit the proposal to Timothy P. Saab, secretary of Centra, at its executive offices, no later than December 1, 2001, to have it considered for inclusion in the proxy statement of the annual meeting of 2001.

                                          Douglas J. Leech
                                          President and Chief Executive Officer
Morgantown, West Virginia
March 21, 2001

                                   APPENDIX A
                        CENTRA FINANCIAL HOLDINGS, INC.

                            AUDIT COMMITTEE CHARTER

                                  MAY 25, 2000

I.  PURPOSE OF THE AUDIT COMMITTEE

        Assists the Board of Directors of the Bank in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Bank and such other duties as directed by the Board of Directors.

II.  DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

        The Audit Committee's primary duties and responsibilities include:

        A. Primary input into the recommendation to the Board of the selection and retention of the independent accountant that audits the financial statements of the Bank. In the process, the Committee will discuss and consider the auditor's written affirmation that the auditor is in fact independent, will discuss the nature and conduct of the audit process, receive and review all reports and will provide to the independent accountant full access to the Committee (and the Board) to report on any and all appropriate matters.

        B. Discussion with management and the auditors of the quality and adequacy of the Bank's internal controls.

        C. With the establishment of an internal audit function, provision of guidance and oversight to the internal audit function of the Bank, including review of the organization, plans and results of such activity.

        D. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal audit function, (when established) and the management of the Bank. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. This Charter shall be reviewed and updated annually.

        E.  Assesses the independence of the outside auditor by:

            (1) Ensuring that the outside auditor submits an annual written statement delineating all relationships between the outside auditor and the Bank.

            (2) Engaging the outside Auditor regularly in a dialogue regarding any disclosed relationships or services between the Bank and management which may impact the objectivity and independence of the outside auditor.

        F. Represents the Board of Directors for communication with the outside auditor, the internal audit function, (when established) or management of the Bank.

        G. Discussion with management of the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

        H. Review of financial statements (including quarterly reports) with management and the independent auditor. It is anticipated that these discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded and such other inquiries as may be appropriate.

        I. Provides at least one written report annually to the Board of Directors describing the Audit Committee's:

            (1) Historical and planned activities for carrying out the Audit Committee's duties and responsibilities.

            (2) Appraisal of the financial reporting processes and systems of internal accounting controls.

            (3) Recommendations regarding the engagement of the outside auditor.

            (4)  Assessment of the adequacy of the Audit Committee Charter.

        J. Prepares a report for enclosure in the parent company proxy statement which discloses that the Audit Committee has or has not recommended that the Bank's audited financial statement be filed with the SEC as well as appropriate oversight conclusions.

        K. Maintains standard operating procedures for documenting the activities employed by the Audit Committee during the discharge of its duties and responsibilities.

        L. Review all regulatory reports with special attention to areas of non-compliance.

        M. Discuss with chairman of the compliance committee instances of non-compliance.

III.  MEMBERSHIP OF THE AUDIT COMMITTEE

        A.  Composition

            (1) The Board of Directors shall appoint not less than three (3) of its members to serve as the Audit Committee one of who shall be designated by the Board of Directors to serve as Chairman of the Audit Committee.

        B.  Qualifications

            (1) Each of the members shall be free from any relationship that in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

            (2) Each of the members shall have a general knowledge in financial and auditing matters.

            (3) At least one member of the Audit Committee should possess accounting or related financial management expertise.

                 (a) Such expertise may be demonstrated by requisite, professional certification in finance or accounting, or by past employment experience in finance or accounting, including service as CEO or other senior officer, with financial oversight responsibilities, for a commercial enterprise, or any other comparable experience or background which results in such an Audit Committee member possessing adequate financial sophistication to perform the required duties and responsibilities.

IV.  MEETINGS

        A. The Audit Committee, in its entirety, shall meet at least four (4) times annually, or more frequently as circumstances warrant.

        B. The Audit Committee, in its entirety, shall meet with the outside auditors and with management to review the results of the audit of the Bank's annual financial statements prior to the issuance of such annual financial statements to the public.

        C. The Audit Committee or a designated representative member thereof, shall meet with outside auditor and with management to review the Parent Company's report on Form 10-Q prior to filing.

        D. The Audit Committee, in its entirety, shall meet at least once annually or upon the request of any Board member in separate sessions, with management, with the internal audit function, (when established) and with the outside auditor to discuss any matter brought forth by any of the parties.

V.  DUTIES AND RESPONSIBILITIES OF THE BOARD

        A. Appoints members to the Audit Committee and conducts oversight of the activities of the Audit Committee.

        B. Ensures that adequate resources are available to the Audit Committee for proper discharge of its duties and responsibilities.

        C. Exercises its ultimate authority to select, to evaluate, to hold accountable, and to replace the outside auditor.

        D. Provides timely, written disclosure to the applicable governing or administrative forums of any determination which the Board of Directors has made regarding:

            (1)  The independence of members of the Audit Committee,

            (2)  The financial literacy of the member of the Audit Committee,

            (3) The accounting or related financial management expertise of a member of members of the Audit Committee, and

            (4) The annual review and reassessment of the adequacy of the Audit Committee Charter.

                        CENTRA FINANCIAL HOLDINGS, INC.
                            990 ELMER PRINCE DRIVE,
                                 P. O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
                                 (304) 598-2000
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 19, 2001

    Timothy P. Saab and Kevin D. Lemley, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in Centra Financial Holdings, Inc., at the Annual Meeting of Shareholders to be held April 19, 2001, and any adjournment thereof.

    Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the proxy statement of Centra Financial Holdings, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this proxy shall be voted in accordance with recommendations of the board of directors.

                PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)
       PLEASE MARK VOTE IN THE BOX IN THE FOLLOWING MANNER USING DARK INK
                                     ONLY.

The board of directors recommends a vote "FOR" the listed proposals.

1. Election of directors for the terms specified in the   [ ] FOR ALL      [ ] WITHHOLD ALL      [ ] FOR ALL EXCEPT*
   proxy statement:
   Parry G. Petroplus  Bernard G. Westfall  James W.
                       Dailey II

-------------------------------------------------------
          *(Except Nominee(s) Written Above)
2. Ratify the selection of Ernst & Young LLP as             [ ] FOR          [ ] AGAINST             [ ] ABSTAIN
   independent auditors for 2001:
3. To transact such other business as may properly come     [ ] FOR          [ ] AGAINST             [ ] ABSTAIN
   before the meeting or any adjournments thereof.

                                     Dated:  ___________________________ , 2001

                                     ------------------------------------------

                                     ------------------------------------------
                                                     Signature(s)

                                     When signing as attorney, executor,
                                     administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.